Right-of-use assets (Tables)	6 Months Ended
Jun. 30, 2025
Right-of-use assets.
Summary of right-of-use assets

			Total net
(Euro thousands)	Real estate	Other	carrying amount
At December 31, 2024	130,699	898	131,597
Additions	3,177	339	3,516
Disposals	(1,356)	—	(1,356)
Depreciation	(15,518)	(197)	(15,715)
Reversal of impairment losses	100	—	100
Contract modifications	2,120	—	2,120
Net foreign exchange differences	(8,202)	(24)	(8,226)
At June 30, 2025	111,020	1,016	112,036